Exhibit 10.6

Name:	[_________]
Number of Shares of Stock subject to the Stock Option:	[_________]
Exercise Price Per Share:	$[_________]
Date of Grant:	[_________]
Vesting Commencement Date:	[_________]

VERASTEM, INC.

Non-Statutory Stock Option Agreement

(Inducement Award)

This agreement (this “Agreement”) evidences an inducement grant of a stock option by Verastem, Inc., a Delaware corporation (the “Company”), to the individual named above (the “Participant”). The stock option is granted to the Participant in connection with the Participant’s entering into employment with the Company and is regarded by the parties as an inducement material to the Participant’s entering into employment within the meaning of NASDAQ Listing Rule 5635(c)(4).

The stock option shall be subject to and governed by, and shall be construed and administered in accordance with, the terms and conditions of the Verastem, Inc. 2021 Equity Incentive Plan (as from time to time amended and in effect, the “Plan”), which terms and conditions are incorporated herein by reference, except for those terms and conditions contained in Section 4(a) of the Plan and any amendments to Section 4(a) of the Plan.  Notwithstanding the foregoing, the stock option is not awarded under the Plan and the grant of the stock option and issuance of any share of Stock pursuant to exercise of the stock option shall not reduce the number of shares of Stock available for issuance under awards pursuant to the Plan.  Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan.

1.Grant of Stock Option.  On the date of grant set forth above (the “Date of Grant”), the Company granted to the Participant an option (the “Stock Option”) to purchase, pursuant to and subject to the terms and conditions set forth in this Agreement and in the Plan, up to the number of shares of Stock set forth above (the “Shares”), with an exercise price per Share as set forth above, in each case, subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof.

The Stock Option evidenced by this Agreement is a non-statutory option (that is, an option that is not intended to qualify as an incentive stock option) and is granted to the Participant in connection with the Participant’s Employment.

2.Vesting.  The term “vest” as used herein with respect to the Stock Option or any portion thereof means to become exercisable and the term “vested” as used herein with respect to the Stock Option (or any portion thereof) means that the Stock Option (or portion thereof) is then exercisable.  Unless earlier terminated, forfeited, relinquished or expired, the Stock Option will vest as to [  ] (rounded down on each vesting date to the nearest whole Share, with the Stock Option becoming 100% vested on the final vesting date), in each case, subject to the Participant’s continued Employment through the applicable vesting date.  In the event of a

Change in Control, the Stock Option, to the extent outstanding and unvested immediately prior to such Change in Control, will become fully vested immediately prior to (and subject to the consummation of) such Change in Control. For purposes of this Agreement, “Change in Control” shall mean (i) the acquisition of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of securities of the Company representing a majority or more of the combined voting power of the Company’s then outstanding securities, other than an acquisition of securities for investment purposes pursuant to a bona fide financing of the Company; (ii) a merger or consolidation of the Company with any other corporation in which the holders of the voting securities of the Company prior to the merger or consolidation do not own more than fifty (50) percent of the total voting securities of the surviving corporation; or (iii) the sale or disposition by the Company of all or substantially all of the Company’s assets other than a sale or disposition of assets to an affiliate of the Company or a holder of securities of the Company.
3.Exercise of the Stock Option.  No portion of the Stock Option may be exercised until such portion vests.  Each election to exercise any vested portion of the Stock Option will be subject to the terms and conditions of the Plan and must be in written or electronic form acceptable to the Administrator, signed (including by electronic signature) by the Participant or, if at the relevant time the Stock Option has passed to the estate or beneficiary of the Participant or a permitted transferee, by such estate or beneficiary or permitted transferee.  Each such written or electronic exercise election must be received by the Company at its principal office or at such other place or by such other party as the Administrator may prescribe and must be accompanied by payment in full of the exercise price by cash or check, through a broker-assisted exercise program acceptable to the Administrator, or as otherwise provided in the Plan.  Subject to earlier termination as set forth herein or in the Plan (including Section 6(a)(4) of the Plan), the latest date on which the Stock Option or any portion thereof may be exercised is the tenth (10th) anniversary of the Date of Grant (the “Final Exercise Date”) and, if not exercised on or prior to such date, the Stock Option or any remaining portion thereof will thereupon immediately terminate.
4.Cessation of Employment. If the Participant’s Employment ceases for any reason, except as expressly provided for in a written agreement between the Participant and the Company or one of its affiliates that is in effect at the time of such cessation of Employment, the Stock Option, to the extent not then vested, will be immediately forfeited for no consideration, and any vested portion of the Stock Option that is then outstanding will remain exercisable for the period, if any, described in Section 6(a)(4) of the Plan.
5.Restrictions on Transfer. The Stock Option may not be transferred except as expressly permitted under Section 6(a)(3) of the Plan.
6.Forfeiture; Recovery of Compensation.  By accepting, or being deemed to have accepted, the Stock Option, the Participant expressly acknowledges and agrees that his or her rights, and those of any permitted transferee, with respect to the Stock Option, including the right to any Shares acquired under the Stock Option and any amounts received in respect thereof, are subject to Section 6(a)(5) of the Plan (including any successor provision).  The Participant further agrees to be bound by the terms of any applicable clawback or recoupment policy of the

Company.  Nothing in the preceding sentence will be construed as limiting the general application of Section 8 of this Agreement.
7.Taxes.  The Participant expressly acknowledges and agrees that the Participant’s rights hereunder, including the right to be issued Shares upon exercise of the Stock Option, are subject to the Participant promptly paying to the Company in cash or by check (or by such other means as may be acceptable to the Administrator) all taxes and other amounts required to be withheld.  No Shares will be issued pursuant to the exercise of the Stock Option unless and until the person exercising the Stock Option has remitted to the Company an amount in cash sufficient to satisfy any withholding requirements, or has made other arrangements satisfactory to the Company with respect to such amounts.  The Participant authorizes the Company and its subsidiaries to withhold any amounts due in respect of any required withholdings from any amounts otherwise owed to the Participant, but nothing in this sentence will be construed as relieving the Participant from any liability for satisfying his or her obligation under the preceding provisions of this Section.
8.Provisions of the Plan.  By accepting all or any part of the Stock Option, the Participant agrees to be bound by the terms and conditions set forth in this Agreement and incorporated herein by reference to the Plan.  A copy of the Plan as in effect on the Date of Grant has been made available to the Participant.  In the event of any conflict between the terms of this Agreement and the provisions of the Plan incorporated herein by reference, such provisions of the Plan will control.
9.Acknowledgements.  The Participant acknowledges and agrees that (i) this Agreement may be executed in two or more counterparts, each of which will be an original and all of which together will constitute one and the same instrument; (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, will constitute an original signature for all purposes hereunder; and (iii) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Participant.

[Signature page follows.]

The Company, by its duly authorized officer, and the Participant have executed this Agreement.

VERASTEM, INC.

By: ______________________________

Name: ___________________________

Title: ______________________________

Agreed and Accepted:

By_______________________________

[Participant’s Name]

Signature Page to Stock Option Agreement